Exhibit 10.3

2025 EQUITY INCENTIVE PLAN OF

INSTEEL INDUSTRIES, INC.

Restricted Stock Unit Agreement

THIS AGREEMENT (together with the Notice of Restricted Stock Unit Grant (the “Notice”) attached hereto, the “Agreement”), effective as of the date specified as the “Grant Date” on the Notice, is between INSTEEL INDUSTRIES, INC., a North Carolina corporation (the “Company”), and the individual identified on the Notice, a non-employee Director of the Company (the “Participant”).

R E CI T A L S :

In furtherance of the purposes of the 2025 Equity Incentive Plan of Insteel Industries, Inc., as amended (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1.           Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously delivered to the Participant, and the terms of which are expressly incorporated herein by reference and made a part hereof. Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in this Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of the Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Agreement provides that the Agreement terms apply notwithstanding the provisions to the contrary in the Plan. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2.           Grant of Restricted Stock Unit Award. Subject to the terms of the Agreement and the Plan, the Company hereby grants to the Participant, as a matter of separate inducement and agreement in connection with his or her employment or service to the Company, and not in lieu of any salary or other compensation for his or her services, a Restricted Stock Unit Award (the “Award”) for such number of Shares as is set forth in the Notice of Restricted Stock Unit Grant (the “Notice”) attached to this Agreement, subject to the terms and conditions set forth on the Notice. The Participant expressly acknowledges that the terms of the Notice shall be incorporated herein by reference and shall constitute part of this Agreement. The Participant further acknowledges that the Participant’s signature on the Grant Notice contained in the Notice, or the Participant's electronic acceptance of the Award (using such procedures as required by the Company, including an online acceptance process through a website maintained by the Company or an agent designated by the Company), shall constitute his or her acceptance of all of the terms of this Agreement. The Company has no obligation to advise the Participant or any other person regarding the expiration or pending expiration of the Award.

3.         Vesting. Subject to the terms of the Plan and this Agreement, the Award shall vest, and the Shares subject to the Award shall be distributable as provided in Section 4 herein, upon such date or dates, and subject to such conditions, as are described in this Agreement, including but not limited to the terms of the Notice attached hereto. Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator has sole authority to determine whether and to what degree the Award has vested and is payable and to establish and interpret the terms and conditions of this Agreement and the Plan.

RSU Agreement (Non-Employee Directors)

4.           Settlement of Award. Subject to Plan terms, the Award, if and to the extent vested in accordance with the terms of this Agreement, shall be payable in shares of Common Stock. A certificate or certificates for the Shares subject to the Award or portion thereof shall be issued in the name of the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) within 70 days following the date the Award or portion thereof has vested in accordance with the terms of this Agreement. If the 70-day period described herein begins in one calendar year and ends in another, the Participant (or his or her beneficiary) shall not have the right to designate the calendar year of the distribution. Notwithstanding the foregoing, if the Participant is or may be a “specified employee” (as defined under Code Section 409A), and the distribution is considered deferred compensation under Code Section 409A, then such distribution if made due to separation from service shall be subject to delay as provided in Section 20 of the Plan (or any successor provision thereto).

5.         Termination of Service; Change in Control. Except as otherwise provided in the Plan or this Agreement, if the service of the Participant is terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of the Award has not vested pursuant to the terms of the Plan and the Agreement, the Award, to the extent not then vested, shall be forfeited immediately upon such termination and the Participant (and any person claiming through the Participant) shall have no further rights with respect to the Award or the Shares. Notwithstanding the foregoing:

(a)         If the service of the Participant is terminated because of death or Disability, the Award, to the extent unvested, shall immediately vest.

(b)        If the service of the Participant terminates because of Retirement, the Award, to the extent unvested, shall immediately vest. For this purpose, Retirement means the Participant's termination of service due to retirement in accordance with the retirement policies and/or practices of the Board applicable to Directors.

(c)         Upon a Change in Control, the provisions of Section 14 of the Plan will apply.

6.           No Right of Continued Service. Nothing contained in this Agreement or the Plan shall confer upon the Participant any right to continue in the employment or service of the Company or an Affiliate or interfere with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time and for any reason or no reason. Except as otherwise provided in the Plan, the Agreement or as may be determined by the Administrator, all rights of the Participant with respect to the unvested portion of the Award shall terminate upon the termination of the Participant’s employment or service. The grant of the Award does not create any obligation to grant further awards to the Participant under the Plan.

7.         Nontransferability. Unless the Administrator determines otherwise, any portion of the Award that has not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the Participant shall not sell, transfer, assign, pledge or otherwise encumber Shares subject to the Award until all conditions to vesting have been met and such Shares have been issued and delivered to the Participant. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.           Rights as a Shareholder. The Participant or his or her legal representatives, legatees or distributees shall not be deemed to be the holder of any Shares subject to the Award and shall not have any dividend rights (except as otherwise provided in Section 9 herein), voting rights or other rights as a shareholder unless and until (and then only to the extent that) the Award has vested and certificates for such Shares have been issued and delivered to him, her or them (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall have been provided).

9.          Dividend Equivalents. On the first regular payroll date of the Company following each dividend payment date on the Common Stock, the Company will pay to the Participant a cash amount for each Share subject to the Award, to the extent unvested, equivalent to the cash dividend paid per share on the Common Stock.

10.          Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Participant to a fractional share, such fractional share shall be disregarded.

11.        Compliance with Recoupment, Ownership and Other Policies and Agreements. As a condition to receiving the Award, the Participant agrees that he or she shall abide by all provisions of any equity retention policy, compensation recovery (clawback) policy, stock ownership guidelines and/or other policies maintained by the Company, each as in effect from time to time and to the extent applicable to the Participant from time to time. In addition, the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply at any time to the Participant under Applicable Law.

12.         Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Award or any related or similar rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, non-solicitation agreement, noncompetition agreement, employment agreement, consulting agreement or any other similar agreement between the Participant and the Company or an Affiliate, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

13.         Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state. Any and all disputes between the Participant or any person claiming through him or her and the Company or any of its Affiliates related to this Agreement or the Plan shall be brought only in the state courts of Surry County, North Carolina, or the United States District Court for the Western District of North Carolina, as applicable.

14.         Amendment and Termination; Waiver. This Agreement may be amended, altered, suspended and/or terminated as provided in the Plan. Without limiting the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A and federal securities laws). The Administrator also shall have unilateral authority to make adjustments to the terms and conditions of the Award in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

15.          Withholding; Tax Matters.

(a)        The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to the Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require the Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Award, by electing to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(b)        The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Award and/or the acquisition or disposition of the Shares subject to the Award and the receipt of any dividends, and that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant further acknowledges that he or she is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with the Award (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any liability for, or any obligation to indemnify, gross up or otherwise hold the Participant harmless from, any or all of such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including but not limited to income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant or any other person.

16.         Administration. The authority to construe and interpret this Agreement and the Plan and to administer all aspects of the Plan shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

17.          Notices. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, at the Company's principal office.

18.       Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

19.        Other Restrictions. The Company may impose such restrictions on any Shares issued pursuant to the Award as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares of Common Stock, make any other distribution of benefits, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company may cause a restrictive legend to be placed on any certificate issued pursuant to vesting of the Award in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

20.         Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver to and obtain Participant’s acceptance of any documents related to the Award or future awards that may be granted under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive and accept such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

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